FIDELITY(registered trademark)
REAL ESTATE HIGH INCOME FUND II

ANNUAL REPORT
DECEMBER 31, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PERFORMANCE            3   HOW THE FUND HAS DONE OVER
                           TIME.

FUND TALK              4   THE MANAGER'S REVIEW OF FUND
                           PERFORMANCE, STRATEGY AND
                           OUTLOOK.

INVESTMENTS            5   A COMPLETE LIST OF THE FUND'S
                           INVESTMENTS WITH THEIR
                           MARKET VALUES.

FINANCIAL STATEMENTS   8   STATEMENTS OF ASSETS AND
                           LIABILITIES, OPERATIONS, AND
                           CHANGES IN NET ASSETS, AS
                           WELL AS FINANCIAL HIGHLIGHTS.

NOTES                  10  NOTES TO THE FINANCIAL
                           STATEMENTS.

REPORT OF INDEPENDENT  12  THE AUDITORS' OPINION.
ACCOUNTANTS

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR
DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT
INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING
POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON THE FUND, INCLUDING CHARGES AND EXPENSES, CALL JEFF GANDEL AT 617-563-6414 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

FIDELITY REAL ESTATE HIGH INCOME FUND II
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $100,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIODS ENDED DECEMBER 31,    PAST 1 YEAR  LIFE OF FUND
1999

Fidelity Real Estate High     -0.46%       20.16%
Income II

ML High Yield Master          1.57%        23.60%

NAREIT Index                  -6.48%       n/a

Real Estate Funds Average     -3.14%       n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on September 27, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's return to the performance of the Merrill Lynch High Yield Master Index - a market value-weighted index of all domestic and yankee high-yield bonds. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. You can also compare the fund's returns to the performance of the National Association of Real Estate Investment Trusts (NAREIT) Index - a market capitalization-weighted index that tracks the common shares of all tax-qualified Real Estate Investment Trusts listed on the New York Stock Exchange, American Stock Exchange, and NASDAQ. To measure how the fund's performance stacked up against its peers, you can compare it to the real estate funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 132 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED DECEMBER 31,  PAST 1 YEAR  LIFE OF FUND
1999

Fidelity Real Estate High   -0.46%       5.80%
Income II

ML High Yield Master        1.57%        6.71%

NAREIT Index                -6.48%       n/a

Real Estate Funds Average   -3.14%       n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$100,000 OVER LIFE OF FUND
             Real Estate High Inc II     ML High Yield Master
             00673                       ML002
  1996/09/27     100000.00                   100000.00
  1996/09/30     100015.46                   100103.87
  1996/10/31     101680.42                   101200.94
  1996/11/30     105246.94                   103246.93
  1996/12/31     109515.21                   104041.39
  1997/01/31     111734.97                   104840.96
  1997/02/28     114208.16                   106311.66
  1997/03/31     116045.52                   105130.92
  1997/04/30     115287.34                   106327.48
  1997/05/31     116763.18                   108443.04
  1997/06/30     122379.11                   110121.72
  1997/07/31     126954.06                   112764.42
  1997/08/31     126675.92                   112510.70
  1997/09/30     138012.42                   114431.67
  1997/10/31     136149.32                   115191.10
  1997/11/30     137072.72                   116222.73
  1997/12/31     139818.20                   117384.75
  1998/01/31     139710.02                   119104.30
  1998/02/28     137538.73                   119624.61
  1998/03/31     140671.46                   120655.52
  1998/04/30     137335.36                   121228.62
  1998/05/31     136828.52                   122012.86
  1998/06/30     136474.17                   122677.18
  1998/07/31     129516.45                   123376.78
  1998/08/31     119169.93                   118052.96
  1998/09/30     123288.45                   118288.43
  1998/10/31     121429.19                   116315.17
  1998/11/30     122119.15                   121644.09
  1998/12/31     120721.10                   121684.47
  1999/01/31     120078.22                   122828.97
  1999/02/28     118689.81                   121950.35
  1999/03/31     117051.24                   123001.20
  1999/04/30     128304.78                   124925.08
  1999/05/31     131320.39                   124058.61
  1999/06/30     129756.55                   123825.82
  1999/07/31     124700.76                   123976.15
  1999/08/31     122975.15                   122749.43
  1999/09/30     119314.98                   122278.01
  1999/10/31     116256.24                   121562.12
  1999/11/30     115831.80                   122953.28
  1999/12/31     120163.61                   123598.38
IMATRL PRASUN   SHR__CHT 19991231 20000118 142552 R00000000000043

$100,000 OVER LIFE OF FUND: Let's say hypothetically that $100,000 was invested in Fidelity Real Estate High Income Fund II on September 27, 1996, when the fund started. As the chart shows, by December 31, 1999, the value of the investment would have grown to $120,164 - a 20.16% increase on the initial investment. For comparison, look at how the Merrill Lynch High Yield Master Index did over the same period. With dividends reinvested, the same $100,000 investment would have grown to $123,598 - a 23.60% increase.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks or bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

FIDELITY REAL ESTATE HIGH INCOME FUND II
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Mark Snyderman)

An interview with Mark Snyderman, Portfolio Manager of Fidelity Real Estate High Income Fund II

Q. HOW DID THE FUND PERFORM, MARK?

A. For the 12 months that ended December 31, 1999, the fund posted a total return of -0.46%. That topped the total return of the NAREIT Index, maintained by the National Association of Real Estate Investment Trusts, which was -6.48% during the same period. The fund also outpaced the real estate funds average tracked by Lipper Inc., which returned -3.14%. The Merrill Lynch High Yield Master Index returned 1.57% during that same time frame.

Q. WHAT FACTORS CAUSED THE FUND TO OUTPERFORM THE NAREIT INDEX AND THE LIPPER AVERAGE YET TRAIL THE MERRILL LYNCH INDEX?

A. The fund's commercial mortgage-backed securities (CMBS) subportfolio proved to be the largest contributor to relative performance during the 12-month period, as these securities outpaced the high-yield bond market by wide margins. Our CMBS exposure helped stave off some of the negativity that pervaded the real estate investment trust (REIT) market during this time frame, powering the fund past its Lipper peers - a group almost exclusively invested in REITs. On a sector basis, REITs struggled during the period as investors chased more attractive investment opportunities elsewhere in the marketplace, most notably in the high-flying technology sector. Strong security selection, however, and an overweighted position in larger, better-managed REITs - which benefited from a rally late in the period - helped the fund's REIT subportfolio outperform the NAREIT Index during the past 12 months. Still, with over 85% of its assets invested in lagging real-estate equity investments, the fund struggled to keep pace with the Merrill Lynch High Yield Master Index, which represents a broad range of high-yield corporate bonds.

Q. HOW DID THE FUND'S HOLDINGS IN CMBS AFFECT PERFORMANCE?

A. A modestly improved technical environment caused by strengthening investor interest in the sector and a steady falloff in new issuance - in response to sharply rising interest rates - helped fuel the sector's recovery during the period. In-depth credit analysis paved the way for much of the strong performance, and the fund was rewarded for holding some bonds whose credits improved appreciably. Yield spreads narrowed further than corporates relative to Treasuries, which also helped.

Q. WHAT FACTORS INFLUENCED THE PERFORMANCE OF REITS?

A. Declining earnings growth expectations spurred by slumping - albeit positive - rental growth hampered REITs for much of the period. So, although property markets remained relatively stable overall during the period, they provided returns that weren't all that exciting to the equity investor. The rotation away from growth stocks in the early spring, as the market reached seemingly unsteady levels, helped draw some inflows, but this movement was, for the most part, too short-lived to offer any real sustaining value to the sector.

Q. WHICH HOLDINGS ADDED TO FUND RETURNS? WHICH DETRACTED?

A. The market rallied around the strong earnings growth delivered by well-managed REITs such as office property giant Equity Office and Apartment Investment & Management Co. - an operator of diversified apartment communities. Midwest industrial warehouse concern CenterPoint Properties was another REIT that helped. SASCO 96-CFL P, JPMC 97-C4 NR and KPAC 94-M1 D led the way for CMBS holdings. On the downside, shopping mall REITs General Growth Properties and Simon Property Group recoiled from the growing threat of electronic commerce. Diversified REIT Glenborough Realty also detracted from performance.

Q. WHAT'S YOUR OUTLOOK?

A. I'm optimistic about the fund's prospects. If property markets remain stable, rent growth and earnings growth should continue to moderate for real estate companies. In this environment, I will focus on the highest quality companies that continually add value to their collection of assets. I expect some short-term volatility, but the longer-term prospects remain good for our positioning in REITs. Turning to CMBS, spreads remain wide relative to comparably rated corporate bonds, so as long as we do our credit work right, we'll have the opportunity to add bonds with higher yields without incurring any additional credit risk. We'll also look to issues with improving credit fundamentals, anticipating their price appreciation. Additionally, I feel that there's still some opportunity for yield spread tightening relative to Treasuries, which bodes well for the fund.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.


(checkmark)FUND FACTS

GOAL: to provide high current income by
investing primarily in commercial
mortgage-backed securities and real estate investment trusts

START DATE: September 27, 1996

SIZE: as of December 31, 1999, more than $321 million

MANAGER: Mark Snyderman, since inception;
joined Fidelity in 1994

FIDELITY REAL ESTATE HIGH INCOME II

INVESTMENTS DECEMBER 31, 1999

Showing Percentage of Net Assets



CORPORATE BONDS - 0.4%

MOODY'S RATINGS (UNAUDITED) (D)             PRINCIPAL AMOUNT               VALUE (NOTE 1)

CONVERTIBLE BONDS - 0.3%

CONSTRUCTION & REAL ESTATE -
0.3%

REAL ESTATE INVESTMENT TRUSTS
- 0.3%

Rockefeller Center                -         $ 1,000,000                    $ 835,000
Properties, Inc. 0% 12/31/00

NONCONVERTIBLE BONDS - 0.1%

MEDIA & LEISURE - 0.1%

LODGING & GAMING - 0.1%

ShoLodge, Inc.:

9.55% 9/1/07                      Caa2       80,000                         52,000

9.75% 11/1/06                     Caa2       515,000                        334,750

                                                                            386,750

TOTAL CORPORATE BONDS                                                       1,221,750
(Cost $1,360,583)

ASSET-BACKED SECURITIES - 0.2%



Saxon Asset Securities Trust:

8% 12/25/27 (b)                   BB         400,000                        347,453

8.6% 12/25/27 (b)                 B          345,000                        202,791

TOTAL ASSET-BACKED SECURITIES                                               550,244
(Cost $573,925)

COLLATERALIZED MORTGAGE
OBLIGATIONS - 0.3%



PRIVATE SPONSOR - 0.3%

Credit-Based Asset Servicing
and Securitization LLC
Series 1997-2:

Class 2B, 7.1864% 12/29/25        Ba3        705,823                        335,928
(b)(c)(g)

Class 2C, 7.1864% 12/29/25        B3         2,550,000                      700,453
(b)(c)(g)

TOTAL COLLATERALIZED MORTGAGE                                               1,036,381
OBLIGATIONS
(Cost $1,113,494)

COMMERCIAL MORTGAGE
SECURITIES - 7.8%



ACP Mortgage LP floater           BB         1,827,408                      1,553,297
Series 1 Class F, 6.7622%
2/28/28 (b)(c)

Artesia Mortgage CMBS, Inc.
Series 1998 C1:

Class G, 6.871% 10/25/31          -          999,248                        539,945
(b)(c)

Class NR, 6.423% 10/25/31         -          1,499,623                      393,592
(b)(c)



MOODY'S RATINGS (UNAUDITED) (D)             PRINCIPAL AMOUNT               VALUE (NOTE 1)

BKB Commercial Mortgage Trust
Series 1997-C1:

Class G, 8.4914% 4/27/09          CCC       $ 1,790,500                    $ 1,145,920
(b)(c)

Class H, 8.94% 10/25/22 (b)(c)    -          1,803,572                      360,714

Blaylock Mortgage Capital
Corp. Series 1997-A:

Class B5, 6.425% 10/15/03 (b)     B-         250,000                        171,602

Class B6, 6.425% 10/15/03 (b)     CCC        250,000                        127,813

Class B7, 6.425% 10/15/03 (b)     -          335,000                        124,369

DLJ Mortgage Acceptance Corp.     -          1,046,000                      881,092
Series 1994-MF4 Class C,
8.5% 4/18/01 (b)

First Chicago/Lennar Trust I      -          4,000,000                      2,812,500
Series 1997-CHL1 Class E,
8.1256% 4/1/39 (c)

FMAC Loan Receivables Trust:

Series 1997-A Class F,            -          919,983                        579,015
8.1096% 4/15/19 (b)(c)

Series 1998-A Class E,            BB         2,500,000                      1,436,328
7.9296% 9/15/20 (b)(c)

General Motors Acceptance         Ba3        1,000,000                      782,520
Corp. Commercial Mortgage
Securities, Inc. Series
1996-C1 Class F, 7.86%
10/15/28 (b)

Kidder Peabody Acceptance         -          1,914,000                      1,435,500
Corp. I Series 1994-M1 Class
D, 8.1284% 7/25/01 (b)(c)

LB Multifamily Mortgage Trust     Caa1       431,284                        345,028
Series 1991-4  Class A1,
7.1377% 4/25/21 (c)

Meritor Mortgage Security         -          12,919,000                     1,114,910
Corp. Series 1987-1  Class
B, 9.4% 2/1/00 (b)(g)

Morgan (JP) Commercial            -          4,885,341                      1,429,535
Mortgage Finance Corp.
Series 1997 C4 Class NR,
7.38% 12/26/28 (b)

Nomura Depositor Trust Series     -          1,000,000                      916,563
1998-ST1A  Class B1A,
8.1938% 1/15/03 (b)(c)

Resolution Trust Corp.:

floater Series 1991-M2 Class      Baa3       335,934                        288,903
A1, 6.9106% 9/25/20 (c)

Series 1991-M2:

Class A2, 7.1315% 9/25/20 (c)     Baa3       1,302,528                      1,094,124

Class A3, 6.9066% 9/25/20 (c)     Baa3       707,354                        572,957

COMMERCIAL MORTGAGE
SECURITIES - CONTINUED

MOODY'S RATINGS (UNAUDITED) (D)             PRINCIPAL AMOUNT               VALUE (NOTE 1)

Structured Asset Securities
Corp.:

Series 1995-C1 Class F,           -         $ 3,000,000                    $ 2,319,961
7.375% 9/25/24 (b)

Series 1996-CFL:

Class G, 7.75% 2/25/28 (b)        B+         3,250,000                      2,718,828

Class H, 7.75% 2/25/28 (b)        B-         1,500,000                      957,000

Structured Mortgage Trust
weighted average coupon
Series 1997-2:

Class C, 7.41% 1/30/06 (b)        -          650,000                        467,188

Class D, 7.41% 1/30/06 (b)        -          800,000                        515,375

TOTAL COMMERCIAL MORTGAGE                                                   25,084,579
SECURITIES
(Cost $24,946,229)

COMPLEX MORTGAGE SECURITIES -
0.1%



INTEREST ONLY - 0.0%

BKB Commercial Mortgage Trust     BBB        7,287,049                      3,415
Series 1997-C1  Class X1,
0.6614% 12/26/01 (b)(c)(e)

PRINCIPAL ONLY - 0.1%

Structured Asset Securities       -          1,296,283                      512,032
Corp. Series 1996-CFL Class
P, 0% 2/25/28 (b)(f)

TOTAL COMPLEX MORTGAGE                                                      515,447
SECURITIES
(Cost $1,097,035)



COMMON STOCKS - 88.1%

                                 SHARES

CONSTRUCTION & REAL ESTATE -
84.2%

REAL ESTATE - 5.3%

Boardwalk Equities, Inc. (a)      788,000                         6,754,130

Catellus Development Corp. (a)    142,200                         1,821,938

Excel Legacy Corp. (a)            1,010,000                       3,345,625

LNR Property Corp.                21,400                          425,325

Oxford Properties Group, Inc.     159,300                         1,536,072
(a)

Trammell Crow Co. (a)             170,000                         1,976,250

Trizec Hahn Corp. (sub. vtg.)     67,500                          1,131,454

                                                                  16,990,794

REAL ESTATE INVESTMENT TRUSTS
- 78.9%

Alexandria Real Estate            100,000                         3,181,250
Equities, Inc.

AMB Property Corp.                416,300                         8,299,981

Amli Residential Properties       71,700                          1,447,444
Trust (SBI)

AMRESCO Capital Trust, Inc.       250,000                         2,125,000

Apartment Investment &            548,115                         21,821,822
Management Co. Class A

Archstone Communities Trust       182,500                         3,741,250



                                 SHARES                          VALUE (NOTE 1)

Arden Realty Group, Inc.          186,400                        $ 3,739,650

Asset Investors Corp.             268,000                         2,981,500

Avalonbay Communities, Inc.       253,300                         8,691,356

Boston Properties, Inc.           103,200                         3,212,100

Bradley Real Estate, Inc.         169,200                         2,950,425
(SBI)

Capstead Mortgage Corp.           326,000                         1,365,125

CBL & Associates Properties,      34,800                          717,750
Inc.

CenterPoint Properties Trust      241,100                         8,649,463

Clarion Commercial Holdings,      86,100                          667,275
Inc.  Class A

Cousins Properties, Inc.          137,300                         4,659,619

Crescent Real Estate Equities     521,400                         9,580,725
Co.

Duke-Weeks Realty Corp.           223,600                         4,360,200

Eastgroup Properties, Inc.        170,700                         3,157,950

Equity Office Properties Trust    808,796                         19,916,602

Equity Residential Properties     202,639                         8,650,152
Trust (SBI)

Federal Realty Investment         30,000                          564,375
Trust (SBI)

First Washington Realty           71,200                          1,330,550
Trust, Inc.

Fortress Investment Corp. (b)     100,000                         1,687,500

Franchise Finance Corp. of        48,700                          1,165,756
America

General Growth Properties,        193,400                         5,415,200
Inc.

Glenborough Realty Trust,         385,900                         5,161,413
Inc.

Golf Trust of America, Inc.       326,200                         5,525,013

Healthcare Realty Trust, Inc.     83,700                          1,307,813

Highwoods Properties, Inc.        138,300                         3,215,475

Home Properties of New York,      185,700                         5,095,144
Inc.

Host Marriott Corp.               80,000                          660,000

Innkeepers USA Trust              455,000                         3,725,313

Kimco Realty Corp.                232,900                         7,889,488

Liberty Property Trust (SBI)      130,100                         3,154,925

LTC Properties, Inc.              407,500                         3,438,281

Macerich Co.                      68,700                          1,429,819

Mack-Cali Realty Corp.            119,050                         3,102,741

Manufactured Home                 72,700                          1,767,519
Communities, Inc.

MeriStar Hospitality Corp.        195,400                         3,126,400

New Plan Excel Realty Trust       20                              316

Northstar Capital Investment      85,000                          1,232,500
Corp. (b)

Pacific Gulf Properties, Inc.     75,000                          1,518,750

Philips International Realty      120,500                         1,980,719
Corp.

Plum Creek Timber Co., Inc.       130,000                         3,250,000

Post Properties, Inc.             42,000                          1,606,500

ProLogis Trust                    55,000                          1,058,750

Public Storage, Inc.              551,000                         12,500,813

Reckson Associates Realty         418,400                         8,577,200
Corp.

Simon Property Group, Inc.        353,200                         8,101,525

SL Green Realty Corp.             180,000                         3,915,000

Spieker Properties, Inc.          173,300                         6,314,619

Sun Communities, Inc.             89,700                          2,887,219

Taubman Centers, Inc.             133,000                         1,429,750

The Rouse Co.                     159,700                         3,393,625

Urban Shopping Centers, Inc.      44,600                          1,209,775

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

CONSTRUCTION & REAL ESTATE -
CONTINUED

REAL ESTATE INVESTMENT TRUSTS
- CONTINUED

Ventas, Inc.                      586,500                        $ 2,455,969

Vornado Realty Trust              296,300                         9,629,750

                                                                  253,742,144

TOTAL CONSTRUCTION & REAL                                         270,732,938
ESTATE

MEDIA & LEISURE - 3.9%

LODGING & GAMING - 3.9%

MeriStar Hotels & Resorts,        563,100                         2,006,044
Inc. (a)

Prime Hospitality Corp. (a)       320,000                         2,820,000

Starwood Hotels & Resorts         332,750                         7,819,625
Worldwide, Inc. unit

                                                                  12,645,669

TOTAL COMMON STOCKS                                               283,378,607
(Cost $304,452,624)

PREFERRED STOCKS - 0.8%



CONVERTIBLE PREFERRED STOCKS
- 0.2%

CONSTRUCTION & REAL ESTATE -
0.2%

REAL ESTATE INVESTMENT TRUSTS
- 0.2%

Innkeepers USA Trust Series       40,000                          700,000
A, $2.16

NONCONVERTIBLE PREFERRED
STOCKS - 0.6%

CONSTRUCTION & REAL ESTATE -
0.6%

REAL ESTATE INVESTMENT TRUSTS
- 0.6%

Crown American Realty Trust       35,200                          1,245,200
Series A, $5.50

Walden Residential                43,800                          681,638
Properties, Inc. $2.30

                                                                  1,926,838

TOTAL PREFERRED STOCKS                                            2,626,838
(Cost $3,721,798)

CASH EQUIVALENTS - 1.6%

                                 MATURITY AMOUNT

Investments in repurchase        $ 5,094,435                      5,093,000
agreements (U.S. Treasury
obligations), in a joint
trading account at 3.38%,
dated 12/31/99 due 1/3/00
(Cost $5,093,000)

TOTAL INVESTMENT PORTFOLIO -                                      319,506,846
99.3%
(Cost $342,358,688)

NET OTHER ASSETS - 0.7%                                           2,133,763

NET ASSETS - 100%                                               $ 321,640,609


LEGEND

(a) Non-income producing

(b) Security exempt from registration under Rule 144A of the Securities
Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $24,993,139 or 7.8% of net assets.

(c) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(d) S&P(registered trademark) credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(e) Security represents the right to receive the monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.

(f) Principal Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans.

(g) Partial interest payment received on the last interest payment date.

OTHER INFORMATION

The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):

MOODY'S RATINGS             S&P RATINGS

Aaa, Aa, A        0.0%      AAA, AA, A    0.0%

Baa               0.6%      BBB           0.0%

Ba                0.4%      BB            1.3%

B                 0.2%      B             1.9%

Caa               0.2%      CCC           0.5%

Ca, C             0.0%      CC, C         0.0%

                            D             0.1%

The percentage not rated by Moody's or S&P amounted to 4.7%. FMR has determined that unrated debt securities that are lower quality account for 4.7% of the total value of investment in securities.

INCOME TAX INFORMATION

At December 31, 1999, the aggregate cost of investment securities for income tax purposes was $343,381,792. Net unrealized depreciation aggregated $23,874,946, of which $9,521,005 related to appreciated investment securities and $33,395,951 related to depreciated investment securities.

At December 31, 1999, the fund had a capital loss carryforward of approximately $14,653,000 of which $4,711,000 and $9,942,000 will expire on December 31, 2006 and 2007, respectively.

The fund intends to elect to defer to its fiscal year ending December 31, 2000 approximately $4,698,000 of losses recognized during the period
November 1, 1999 to December 31, 1999.

FIDELITY REAL ESTATE HIGH INCOME FUND II
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                       DECEMBER 31, 1999

ASSETS

Investment in securities, at               $ 319,506,846
value (including repurchase
agreements of $5,093,000)
(cost $342,358,688) -  See
accompanying schedule

Cash                                        395

Receivable for investments                  81,841
sold

Dividends receivable                        2,212,677

Interest receivable                         321,395

 TOTAL ASSETS                               322,123,154

LIABILITIES

Payable for investments         $ 182,820
purchased

Accrued management fee           184,962

Other payables and  accrued      114,763
expenses

 TOTAL LIABILITIES                          482,545

NET ASSETS                                 $ 321,640,609

Net Assets consist of:

Paid in capital                            $ 363,407,781

Undistributed net investment                1,458,823
income

Accumulated undistributed net               (20,374,153)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                 (22,851,842)
(depreciation) on investments

NET ASSETS, for 34,115,682                 $ 321,640,609
shares outstanding

NET ASSET VALUE, offering                   $9.43
price  and redemption price
per share ($321,640,609
(divided by) 34,115,682
shares)

STATEMENT OF OPERATIONS
                                YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME                               $ 15,651,391
Dividends

Interest                                         7,569,211

 TOTAL INCOME                                    23,220,602

EXPENSES

Management fee                   $ 2,022,496

Transfer agent fees               65,468

Accounting fees and expenses      132,272

Non-interested trustees'          794
compensation

Custodian fees and expenses       20,757

Registration fees                 42,438

Audit                             39,512

Legal                             28,464

Miscellaneous                     838

 Total expenses before            2,353,039
reductions

 Expense reductions               (148,018)      2,205,021

NET INVESTMENT INCOME                            21,015,581

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (10,716,795)

 Foreign currency transactions    (9,839)        (10,726,634)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (14,244,462)

 Assets and liabilities in        47             (14,244,415)
foreign currencies

NET GAIN (LOSS)                                  (24,971,049)

NET INCREASE (DECREASE) IN                      $ (3,955,468)
NET ASSETS RESULTING FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED DECEMBER 31, 1999  YEAR ENDED DECEMBER 31, 1998
ASSETS

Operations Net investment        $ 21,015,581                  $ 9,354,019
income

 Net realized gain (loss)         (10,726,634)                  (9,228,242)

 Change in net unrealized         (14,244,415)                  (19,146,746)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (3,955,468)                   (19,020,969)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (20,070,792)                  (8,886,001)
from net investment income

Share transactions Net            157,809,888                   132,149,141
proceeds from sales of shares

 Reinvestment of distributions    20,070,792                    8,885,645

 Cost of shares redeemed          (24,684,352)                  (30,442,411)

 NET INCREASE (DECREASE) IN       153,196,328                   110,592,375
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       129,170,068                   82,685,405
IN NET ASSETS

NET ASSETS

 Beginning of period              192,470,541                   109,785,136

 End of period (including        $ 321,640,609                 $ 192,470,541
undistributed net investment
income of $1,458,823 and
$111,674, respectively)

OTHER INFORMATION
Shares

 Sold                             15,428,030                    11,955,831

 Issued in reinvestment of        2,106,648                     845,461
distributions

 Redeemed                         (2,434,910)                   (2,653,000)

 Net increase (decrease)          15,099,768                    10,148,292


FINANCIAL HIGHLIGHTS

YEARS ENDED DECEMBER 31,         1999       1998       1997       1996 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.120   $ 12.380   $ 10.730   $ 10.000
period

Income from Investment            .761 D     .786 D     .823 D     .214
Operations Net investment
income

Net realized and unrealized       (.806)     (2.454)    2.073      .732
gain (loss)

Total from investment             (.045)     (1.668)    2.896      .946
operations

Less Distributions

From net investment income        (.645)     (.592)     (.721)     (.216)

In excess of net investment       -          -          (.085)     -
income

From net realized gain            -          -          (.440)     -

Total distributions               (.645)     (.592)     (1.246)    (.216)

Net asset value, end of period   $ 9.430    $ 10.120   $ 12.380   $ 10.730

TOTAL RETURN B, C                 (.46)%     (13.66)%   27.67%     9.52%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 321,641  $ 192,471  $ 109,785  $ 52,951
(000 omitted)

Ratio of expenses to average      .85%       .89%       .97%       1.42% A
net assets

Ratio of expenses to average      .79% F     .83% F     .94% F     1.42% A
net assets after expense
reductions

Ratio of net investment           7.57%      7.08%      6.90%      9.90% A
income to average net assets

Portfolio turnover rate           41%        65%        64%        11% A


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR
ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES OUTSTANDING DURING THE
PERIOD.
E FOR THE PERIOD SEPTEMBER 27, 1996 (COMMENCEMENT OF OPERATIONS)
TO DECEMBER 31, 1996.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Real Estate High Income Fund II (the fund) is a fund of Fidelity Covington Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION.Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued primarily using dealer supplied quotes or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily and paid monthly from net investment income. Distributions to shareholders from realized capital gains on investments, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for market discount, paydown gains/losses on certain securities, foreign currency transactions, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period the fund had no investments in restricted securities (excluding 144A issues).

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $258,689,176 and $110,294,894, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to .3700% for the period. The annual individual fund fee rate is .60%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .73% of average net assets.

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .02% of average net assets.

ACCOUNTING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $26,424 for the period.

5. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $99,307 under this arrangement.

In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $3,040 and $45,671, respectively, under these arrangements.

6. BENEFICIAL INTEREST.

At the end of the period, FMR and its affiliates were record owners of approximately 55% of the total outstanding shares of the fund. In addition, one unaffiliated shareholder was record owner of more than 10% of the total outstanding shares of the fund.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Covington Trust and the Shareholders of Fidelity Real Estate High Income Fund II:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Real Estate High Income Fund II (a fund of Fidelity Covington Trust) at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Real Estate High Income Fund II's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2000

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

OFFICERS
Edward C. Johnson 3d, PRESIDENT
Robert C. Pozen, SENIOR VICE PRESIDENT
Robert A. Lawrence, VICE PRESIDENT
Mark P. Snyderman, VICE PRESIDENT
Eric D. Roiter, SECRETARY
Richard A. Silver, TREASURER
Matthew N. Karstetter, DEPUTY TREASURER
John H. Costello, ASSISTANT TREASURER

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead
Abigail P. Johnson
Ned C. Lautenbach

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER SERVICING AGENT
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

CUSTODIAN
The Bank of New York
New York, NY

* INDEPENDENT TRUSTEES